UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period :	December 1, 2013 — November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGDEX

Putnam Global Dividend Fund

Annual report
11|30|14

A world of investing.®

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Annual report
11 | 30 | 14

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Important notice regarding Putnam’s privacy policy	14
Trustee approval of management contract	15
Financial statements	21
Federal tax information	48
Shareholder meeting results	49
About the Trustees	50
Officers	52

Consider these risks before investing: The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 12, 2015

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

The fund — class A shares before sales charge
Putnam Global Dividend Fund (PGDEX)
Fund's benchmark
MSCI World Index (ND)
Fund's Lipper peer group average
Global Equity Income Funds
12.45
14.51
10.59
9.28
8.91
6.47
LIFE OF FUND (since 3/18/13)
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2     Global Dividend Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

Darren, how would you describe conditions for stock market investors for the 12-month reporting period ended November 30, 2014?

It was a positive period for stock market investing overall. Stocks across global markets, as measured by the fund’s benchmark, the MSCI World Index [ND], returned nearly 9%. In the United States, on the heels of a strong multiyear streak of positive performance, stocks continued to deliver gains, with minimal volatility, through the period. Other regions were more challenged with headwinds. In Europe, for example, stocks had some setbacks as economies slowed and earnings were lackluster, largely due to the dampening effect of sanctions on Russia, which is a key player in the European economy. And Japan struggled with recession despite the government’s significant economic stimulus efforts.

Across world equity markets, the dominant theme for the period was the sharp decline in energy stocks. Oil prices plummeted more than 40% from June 2014 to the close of the period, when they were trading near a five-year low. This dealt a blow to energy stocks, including a number of energy equipment companies in the fund’s portfolio. However, our decision to maintain an underweight position, relative to the benchmark, in the energy sector was beneficial to fund performance.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/14. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Global Dividend Fund     3

How did the fund perform for the period?

The fund delivered a positive return that was solidly higher than the average return for funds in its Lipper peer group, Global Equity Income Funds. I am pleased to report that the fund also outperformed its benchmark, the MSCI World Index [ND]. In terms of regions, our stock selection was strongest among U.S. holdings. From a sector perspective, our positioning in the health-care, materials, and conglomerates sectors was a drag on performance.

As always, we looked carefully at the fundamental strengths of individual companies when selecting stocks for the portfolio. Dividend yield alone is not sufficient for our stock-selection process. Certainly, the ability to pay a dividend is important. But we also look beyond yield to seek undervalued companies whose share prices may rise once the market recognizes their value. We are careful to avoid “yield-for-yield’s sake” investments — companies whose stocks pay a high dividend, but that don’t have fundamental business strength to drive their performance over the long term.

Can you provide some examples of stocks that contributed to the fund’s benchmark-relative performance during the fiscal year?

The top performer for the period was Energy Transfer Equity, a master limited partnership, or MLP. MLPs are companies that are formed for their tax-advantaged structure, and Energy Transfer Equity operates across a diverse range of energy assets. The stock was strong during the period as the company made progress in gaining regulatory approvals for liquefied natural gas export terminals. We sold the stock by period-end, locking in profits for the fund.

The second-best performing holding in the fund’s portfolio was the stock of Altria Group, the tobacco holding company whose subsidiaries include Philip Morris USA.

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4     Global Dividend Fund

“Across world equity markets, the
dominant theme for the period was
the sharp decline in energy stocks.”

Darren Jaroch

In my view, the company is a solid, dependable, dividend payer with impressive levels of free cash flow. In addition, I believe Altria has strong brands, such as Marlboro, and has been able to grow its dividend almost 10% per year for the past five years. The stock has also benefited from Altria’s ownership stake in South African brewing and beverage company SAB Miller, headquartered in London, which has been viewed as a potential takeover target.

Another key contributor was AstraZeneca, a global biopharmaceutical company headquartered in London. While I believe the company offers fundamental strengths, the most significant boost to its stock price came in late April, when U.S. pharmaceutical company Pfizer announced a takeover bid for AstraZeneca, which was ultimately unsuccessful.

What were some stocks or strategies that detracted from fund performance during the fiscal year?

Plunging oil prices had the greatest negative effect on energy equipment companies in the fund’s portfolio. Three companies that provide offshore drilling services — Transocean, Seadrill, and Aker Solutions — were among the top 10 detractors for the period. Two issues hurt the stocks of these companies. First, the decline in oil prices created a slowdown in drilling activity. Second, the large integrated oil companies cut back in their spending on drilling services, especially as it became more challenging and costly to find oil.

The stock of Norbord, a maker of building materials for new homes, was also a weak performer for the period. Consequently, we

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund     5

removed it from the portfolio. The primary reason for Norbord’s decline, we believe, was sluggishness in the U.S. housing market. While a housing recovery appears to be under way, it stalled during the period, particularly in the summer months of 2014.

Another detractor was General Motors [GM]. The widely publicized recalls of GM cars with faulty ignition switches took their toll on the company’s stock price. While much uncertainty remains regarding the impact of the recalls, GM’s financials have held up relatively well in the wake of the crisis, in my view, and the stock remained in the portfolio at the close of the period.

As the fund begins a new fiscal year, what is your outlook?

With the significant declines in oil prices, particularly in the later months of the period, uncertainty in the energy sector could bring more volatility to the stock market in the months ahead. For world stock markets, I believe the dominant theme as we head into 2015 will be divergent monetary policies from governments and central banks. Until recently, most regions were rowing in the same direction — working to stimulate their economies and bring liquidity into their systems. Now, however, regions are beginning to move in different directions. In the United States, for example, the Federal Reserve’s quantitative easing program has come to an end, and a potential hike in short-term interest rates is on the horizon. While the U.S. Fed is tightening, governments in Europe and Japan are becoming more aggressive in their easing policies. This divergence could lead to some disruption in global financial markets.

In my view, the economic environment in the United States is healthier than it has been in quite some time. The employment picture has brightened; in November, U.S. businesses added more than 321,000 jobs, which was

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Global Dividend Fund

the highest monthly gain in almost three years. At the same time, we have begun to see capital spending activity pick up. That is, corporations — many of which had been very conservative and were keeping record amounts of cash on their balance sheets — are generally starting to invest more in their businesses.

I am also fairly optimistic about Europe, which recently has faced a number of headwinds to growth. The European Central Bank [ECB] appears to be very supportive, and the region’s banks appear healthier after being subjected to an ECB-run asset quality review, the first region-wide stress test of the banking system. Japan is another area about which I am optimistic, due in part to its aggressive stimulus efforts.

Regardless of the macroeconomic outlook, I seek to maintain a diversified portfolio, conducting rigorous research of individual stocks. We look for high cash-flow-generating businesses with the willingness and ability to return cash to shareholders, and we try to avoid having significant overweight positions, relative to the benchmark, of any single security or sector.

Thank you, Darren, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

The plummeting price of oil, which dropped at least 40% to under $60 per barrel from June to November, has put more money into American consumers’ pockets and is likely to accelerate the pace of the nation’s economic recovery. Savings gained from lower heating and gasoline costs have helped boost consumer confidence across the United States. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. Overseas, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has been slow to reduce output, instead opting to sell excess reserves at a deep discount to struggling economies in Asia and Europe. Competing on price, however, may put OPEC-member countries at risk of stalling their own economic progress. In Russia and Venezuela, for example, shrinking oil revenue has contributed to weakened local currencies and increased inflationary concerns. In regard to demand, the International Energy Agency revised its global oil consumption outlook downward by 230,000 barrels per day, to 900,000, for 2015.

Global Dividend Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	22.07%	15.05%	20.50%	16.50%	20.47%	20.47%	20.95%	16.72%	22.58%
Annual average	12.45	8.60	11.60	9.41	11.59	11.59	11.85	9.53	12.73
1 year	9.28	3.00	8.38	3.38	8.41	7.41	8.64	4.83	9.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/14

	MSCI World Index (ND)	Lipper Global Equity Income Funds category average*
Life of fund	25.89%	18.73%
Annual average	14.51	10.59
1 year	8.91	6.47

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year and life-of-fund periods ended 11/30/14, there were 139 and 130 funds, respectively, in this Lipper category.

8     Global Dividend Fund

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 3/18/13 to 11/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,050 ($11,650 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $12,047, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,672. A $10,000 investment in the fund’s class Y shares would have been valued at $12,258.

Fund price and distribution information For the 12-month period ended 11/30/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	4		4	4	4		4
Income	$0.309		$0.240	$0.241	$0.268		$0.336
Capital gains	—		—	—	—		—
Total	$0.309		$0.240	$0.241	$0.268		$0.336
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$11.10	$11.78	$11.07	$11.05	$11.08	$11.48	$11.11
11/30/14	11.81	12.53	11.75	11.73	11.76	12.19	11.82

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Dividend Fund     9

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	19.28%	12.42%	17.70%	13.70%	17.69%	17.69%	18.19%	14.05%	19.85%
Annual average	10.38	6.78	9.56	7.46	9.55	9.55	9.81	7.64	10.67
1 year	4.37	–1.63	3.56	–1.37	3.57	2.58	3.81	0.18	4.61

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/13*†	1.40%	2.15%	2.15%	1.90%	1.15%
Total annual operating expenses for the fiscal year ended 11/30/13†	2.95%	3.70%	3.70%	3.45%	2.70%
Annualized expense ratio for the six-month period ended 11/30/14 ‡#	1.32%	2.07%	2.07%	1.82%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses have been annualized.

‡Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 11/30/14.

#For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

10     Global Dividend Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.61	$10.35	$10.35	$9.10	$5.36
Ending value (after expenses)	$997.90	$994.00	$993.70	$994.50	$999.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.68	$10.45	$10.45	$9.20	$5.42
Ending value (after expenses)	$1,018.45	$1,014.69	$1,014.69	$1,015.94	$1,019.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Dividend Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Global Dividend Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Dividend Fund     13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14     Global Dividend Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Global Dividend Fund     15

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate

16     Global Dividend Fund

sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least March 30, 2016, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.15% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of

Global Dividend Fund     17

Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to

18     Global Dividend Fund

improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the second quartile of its Lipper peer group (Lipper Global Equity Income Funds) for the period from the fund’s commencement of operations on March 18, 2013 through December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds), but because your fund had less than one year of performance, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor

Global Dividend Fund     19

Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20     Global Dividend Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Dividend Fund     21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Dividend Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Dividend Fund as of November 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 12, 2015

22     Global Dividend Fund

The fund’s portfolio 11/30/14

COMMON STOCKS (95.7%)*	Shares	Value
Aerospace and defense (2.3%)
BAE Systems PLC (United Kingdom)	19,148	$143,652
General Dynamics Corp.	1,388	201,760
Northrop Grumman Corp.	726	102,315
		447,727
Airlines (0.8%)
ANA Holdings, Inc. (Japan)	13,000	32,089
Japan Airlines Co., Ltd. (Japan) UR	4,000	118,321
		150,410
Automobiles (1.9%)
Daimler AG (Registered Shares) (Germany)	1,898	159,954
General Motors Co.	3,600	120,348
Nissan Motor Co., Ltd. (Japan)	10,900	101,814
		382,116
Banks (4.9%)
Banco Popular Espanol SA (Spain)	16,848	92,191
Bank of Nova Scotia (Canada)	2,253	138,904
Bank of Queensland, Ltd. (Australia)	11,806	123,544
Commonwealth Bank of Australia (Australia)	1,149	78,780
HSBC Holdings PLC (United Kingdom)	7,409	73,739
JPMorgan Chase & Co.	3,760	226,202
Natixis SA (France)	16,327	115,288
Wells Fargo & Co.	2,200	119,856
		968,504
Beverages (3.0%)
Anheuser-Busch InBev NV (Belgium)	1,890	221,439
Dr. Pepper Snapple Group, Inc.	2,142	158,508
PepsiCo, Inc.	2,200	220,220
		600,167
Capital markets (1.5%)
Carlyle Group LP (The)	5,028	143,952
KKR & Co. LP	7,235	161,196
		305,148
Chemicals (2.4%)
BASF SE (Germany)	842	76,409
Dow Chemical Co. (The)	2,013	97,973
OCI Partners LP	6,600	112,200
Potash Corp. of Saskatchewan, Inc. (Canada)	1,500	52,140
Tronox, Ltd. Class A	6,300	142,065
		480,787
Commercial services and supplies (0.3%)
Edenred (France)	2,265	65,339
		65,339
Communications equipment (0.6%)
Cisco Systems, Inc.	4,465	123,413
		123,413
Construction and engineering (0.6%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,514	123,819
		123,819
Containers and packaging (0.6%)
MeadWestvaco Corp.	2,596	116,301
		116,301

Global Dividend Fund     23

COMMON STOCKS (95.7%)* cont.	Shares	Value
Diversified consumer services (2.0%)
Affinity Education Group, Ltd. (Australia) †	161,342	$166,858
H&R Block, Inc.	7,000	235,480
		402,338
Diversified financial services (1.1%)
Challenger, Ltd. (Australia)	19,232	103,951
CME Group, Inc.	1,394	117,988
		221,939
Diversified telecommunication services (5.8%)
AT&T, Inc.	8,200	290,116
BCE, Inc. (Canada)	2,172	101,316
CenturyLink, Inc.	2,304	93,934
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,400	74,714
Spark New Zealand, Ltd. (New Zealand)	52,253	125,337
Telstra Corp., Ltd. (Australia)	22,454	108,591
Verizon Communications, Inc.	4,104	207,621
Vivendi SA (France)	6,037	153,832
		1,155,461
Electric utilities (3.3%)
Duke Energy Corp.	1,357	109,781
Exelon Corp.	5,700	206,169
FirstEnergy Corp.	2,999	110,603
NextEra Energy, Inc.	1,200	125,268
SSE PLC (United Kingdom)	3,928	100,464
		652,285
Energy equipment and services (0.8%)
Aker Solutions ASA 144A (Norway) †	8,398	50,397
Seadrill, Ltd. (Norway)	1,610	23,027
Transocean, Ltd. (Switzerland)	4,208	88,241
		161,665
Food and staples retail (0.5%)
Wesfarmers, Ltd. (Australia) †	2,951	104,036
		104,036
Food products (4.2%)
Kellogg Co.	3,600	238,500
Kraft Foods Group, Inc.	1,442	86,765
Nestle SA (Switzerland)	3,602	270,317
Orkla ASA (Norway)	7,045	52,348
Pinnacle Foods, Inc.	5,178	176,207
		824,137
Gas utilities (0.4%)
Tokyo Gas Co., Ltd. (Japan)	14,000	76,341
		76,341
Health-care providers and services (0.6%)
Sonic Healthcare, Ltd. (Australia)	8,400	124,757
		124,757
Hotels, restaurants, and leisure (2.0%)
McDonald’s Corp.	506	48,986
SJM Holdings, Ltd. (Hong Kong)	72,000	141,977
TUI Travel PLC (United Kingdom)	28,856	200,004
		390,967

24     Global Dividend Fund

COMMON STOCKS (95.7%)* cont.	Shares	Value
Household durables (1.9%)
Persimmon PLC (United Kingdom)	8,057	$192,513
Skyworth Digital Holdings, Ltd. (China)	316,000	176,287
		368,800
Independent power and renewable electricity producers (1.8%)
Abengoa Yield PLC (Spain) †	5,907	166,577
Electric Power Development Co., Ltd. (Japan)	2,100	72,542
NextEra Energy Partners LP	3,069	116,039
		355,158
Industrial conglomerates (1.7%)
General Electric Co.	7,793	206,437
Siemens AG (Germany)	1,138	134,618
		341,055
Insurance (3.8%)
Admiral Group PLC (United Kingdom)	4,089	79,176
Allianz SE (Germany)	881	151,628
Delta Lloyd NV (Netherlands)	8,162	187,500
SCOR SE (France)	2,755	85,989
Zurich Insurance Group AG (Switzerland)	771	241,458
		745,751
Leisure products (0.4%)
Hasbro, Inc.	1,191	70,507
		70,507
Media (2.1%)
Comcast Corp. Class A	3,214	183,327
Liberty Global PLC Ser. C (United Kingdom)	2,008	100,239
Liberty Global PLC Ser. A (United Kingdom) †	814	42,320
RTL Group SA (Belgium)	897	86,207
		412,093
Metals and mining (1.5%)
BHP Billiton PLC (Australia)	2,616	61,764
Freeport-McMoRan, Inc. (Indonesia)	2,307	61,943
Hi-Crush Partners LP (Units)	4,503	165,891
		289,598
Multi-utilities (2.0%)
Ameren Corp.	2,495	107,559
Centrica PLC (United Kingdom)	20,333	90,284
Veolia Environnement SA (France)	10,405	189,920
		387,763
Multiline retail (0.8%)
Macy’s, Inc.	1,989	129,106
Myer Holdings, Ltd. (Australia)	20,970	28,915
		158,021
Oil, gas, and consumable fuels (7.0%)
Chevron Corp.	1,775	193,244
ENI SpA (Italy)	6,346	125,622
Exxon Mobil Corp.	1,300	117,702
Gaztransport Et Technigaz SA (France)	2,270	120,128
MarkWest Energy Partners LP	2,000	142,120
Origin Energy, Ltd. (Australia)	6,651	69,344
Royal Dutch Shell PLC Class A (United Kingdom)	10,319	343,135
Scorpio Tankers, Inc.	35,600	293,700
		1,404,995

Global Dividend Fund     25

COMMON STOCKS (95.7%)* cont.	Shares	Value
Personal products (0.7%)
Asaleo Care, Ltd. (Australia) †	85,971	$142,309
		142,309
Pharmaceuticals (11.9%)
AbbVie, Inc.	4,465	308,978
Astellas Pharma, Inc. (Japan)	6,000	86,301
AstraZeneca PLC (United Kingdom)	4,738	353,010
Bristol-Myers Squibb Co.	3,000	177,150
Eli Lilly & Co.	4,088	278,475
GlaxoSmithKline PLC (United Kingdom)	7,721	178,850
Johnson & Johnson	2,132	230,789
Merck & Co., Inc.	2,129	128,592
Pfizer, Inc.	10,300	320,845
Sanofi (France)	1,764	170,490
Takeda Pharmaceutical Co., Ltd. (Japan)	3,400	142,418
		2,375,898
Real estate investment trusts (REITs) (5.2%)
Blackstone Mortgage Trust, Inc. Class A	3,700	105,672
Boston Properties, Inc.	1,300	168,532
CYS Investments, Inc.	6,100	56,303
Equity Lifestyle Properties, Inc.	2,500	124,025
Gaming and Leisure Properties, Inc.	6,000	191,400
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,700	66,223
Healthcare Trust of America, Inc. Class A	2,681	34,210
Hibernia REIT PLC (Ireland) †	96,447	135,610
MFA Financial, Inc.	5,700	47,766
Ventas, Inc.	1,400	100,170
		1,029,911
Real estate management and development (0.6%)
Nexity SA (France)	3,260	127,089
		127,089
Semiconductors and semiconductor equipment (2.7%)
Intel Corp.	8,808	328,098
Maxim Integrated Products, Inc.	4,100	121,237
Texas Instruments, Inc.	1,659	90,283
		539,618
Software (1.7%)
Microsoft Corp.	7,049	337,013
		337,013
Technology hardware, storage, and peripherals (2.1%)
Apple, Inc.	878	104,421
Canon, Inc. (Japan)	2,500	80,166
Neopost SA (France)	1,513	107,341
Seagate Technology PLC	2,000	132,220
		424,148
Tobacco (4.7%)
Altria Group, Inc.	4,544	228,381
British American Tobacco (BAT) PLC (United Kingdom)	3,326	196,840
Lorillard, Inc.	2,400	151,536
Philip Morris International, Inc.	4,068	353,628
		930,385

26     Global Dividend Fund

COMMON STOCKS (95.7%)* cont.	Shares	Value
Trading companies and distributors (1.8%)
ITOCHU Corp. (Japan)	5,000	$57,604
Mitsubishi Corp. (Japan)	3,500	66,204
Mitsui & Co., Ltd. (Japan)	11,600	160,062
Rexel SA (France)	3,533	65,308
		349,178
Transportation infrastructure (0.7%)
Sydney Airport (Australia)	34,433	130,112
		130,112
Wireless telecommunication services (1.0%)
Vodafone Group PLC (United Kingdom)	55,187	201,934
		201,934
Total common stocks (cost $17,859,274)		$18,998,993

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Alcoa, Inc. Ser. 1, $2.688 cv. pfd. †	2,789	$148,654
Total convertible preferred stocks (cost $139,531)		$148,654

SHORT-TERM INVESTMENTS (3.6%)*	Shares	Value
Putnam Short Term Investment Fund 0.09% L	715,609	$715,609
Total short-term investments (cost $715,609)		$715,609

TOTAL INVESTMENTS
Total investments (cost $18,714,414)	$19,863,256

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $19,842,947.
†	Non-income-producing security.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
UR

At the reporting period end, 400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $48,521 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Global Dividend Fund     27

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	54.7%
United Kingdom	11.6
Australia	6.3
France	6.1
Japan	5.4
Switzerland	3.0
Germany	2.6
Spain	1.9
Belgium	1.6
Canada	1.5
Netherlands	0.9
China	0.9
Hong Kong	0.7
Ireland	0.7
Norway	0.6
Italy	0.6
New Zealand	0.6
Indonesia	0.3
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $7,049,855)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/17/14	$231,314	$244,381	$13,067
	Euro	Buy	12/17/14	87,173	89,408	(2,235)
	Euro	Sell	12/17/14	87,172	92,059	4,887
Barclays Bank PLC
	British Pound	Buy	12/17/14	105,427	105,436	(9)
	Canadian Dollar	Buy	1/21/15	250,690	255,813	(5,123)
	Hong Kong Dollar	Buy	2/13/15	78,938	78,950	(12)
	Japanese Yen	Buy	2/13/15	179,991	187,914	(7,923)
Citibank, N.A.
	Australian Dollar	Buy	1/21/15	29,845	30,541	(696)
	British Pound	Buy	12/17/14	51,073	53,353	(2,280)
	British Pound	Sell	12/17/14	51,073	53,951	2,878
	Danish Krone	Buy	12/17/14	114,288	119,497	(5,209)
	Euro	Buy	12/17/14	58,571	60,077	(1,506)
	Euro	Sell	12/17/14	58,571	61,858	3,287
	Japanese Yen	Buy	2/13/15	104,535	109,016	(4,481)
	Swiss Franc	Buy	12/17/14	32,503	33,021	(518)
	Swiss Franc	Sell	12/17/14	32,504	33,239	735
Credit Suisse International
	Australian Dollar	Sell	1/21/15	236,897	242,192	5,295
	British Pound	Buy	12/17/14	32,331	33,773	(1,442)
	British Pound	Sell	12/17/14	32,331	34,150	1,819
	Canadian Dollar	Buy	1/21/15	47,954	49,193	(1,239)
	Canadian Dollar	Sell	1/21/15	47,954	48,998	1,044
	Euro	Buy	12/17/14	202,574	204,277	(1,703)
	Euro	Sell	12/17/14	202,574	202,879	305

28     Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $7,049,855) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Japanese Yen	Buy	2/13/15	$84,522	$87,417	$(2,895)
	New Zealand Dollar	Sell	1/21/15	116,555	115,681	(874)
	Norwegian Krone	Buy	12/17/14	117,564	128,033	(10,469)
	Swedish Krona	Buy	12/17/14	80,121	85,137	(5,016)
	Swiss Franc	Buy	12/17/14	36,230	37,047	(817)
	Swiss Franc	Sell	12/17/14	36,230	38,119	1,889
Deutsche Bank AG
	Australian Dollar	Buy	1/21/15	98,439	101,355	(2,916)
	British Pound	Sell	12/17/14	462,315	479,620	17,305
	Euro	Sell	12/17/14	436,610	458,101	21,491
Goldman Sachs International
	Australian Dollar	Sell	1/21/15	264,453	270,333	5,880
	Euro	Sell	12/17/14	294,348	310,868	16,520
HSBC Bank USA, National Association
	British Pound	Sell	12/17/14	62,944	62,201	(743)
	Canadian Dollar	Buy	1/21/15	216,799	221,445	(4,646)
	Euro	Buy	12/17/14	231,051	246,008	(14,957)
JPMorgan Chase Bank N.A.
	British Pound	Buy	12/17/14	130,260	137,410	(7,150)
	British Pound	Sell	12/17/14	130,260	136,070	5,810
	Canadian Dollar	Buy	1/21/15	28,214	28,943	(729)
	Canadian Dollar	Sell	1/21/15	28,214	28,831	617
	Euro	Sell	12/17/14	43,400	51,107	7,707
	Japanese Yen	Buy	2/13/15	18,697	19,498	(801)
	Norwegian Krone	Sell	12/17/14	199,155	224,678	25,523
	Singapore Dollar	Buy	2/13/15	109,757	110,875	(1,118)
	Swedish Krona	Buy	12/17/14	109,599	115,469	(5,870)
	Swiss Franc	Buy	12/17/14	44,821	47,202	(2,381)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/21/15	248,344	253,562	5,218
	Canadian Dollar	Buy	1/21/15	27,427	27,468	(41)
	Euro	Buy	12/17/14	81,577	83,977	(2,400)
	Euro	Sell	12/17/14	81,577	82,825	1,248
	Israeli Shekel	Buy	1/21/15	27,275	29,143	(1,868)
	Japanese Yen	Buy	2/13/15	84,883	88,533	(3,650)
	Swedish Krona	Buy	12/17/14	34,052	36,181	(2,129)
	Swiss Franc	Buy	12/17/14	67,284	69,204	(1,920)
WestPac Banking Corp.
	Euro	Buy	12/17/14	160,044	169,041	(8,997)
	Euro	Sell	12/17/14	160,044	164,149	4,105
	Japanese Yen	Buy	2/13/15	77,049	80,348	(3,299)
Total						$26,568

Global Dividend Fund     29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$930,313	$1,254,529	$—
Consumer staples	1,613,745	987,289	—
Energy	797,163	769,497	—
Financials	1,802,399	1,595,943	—
Health care	1,444,829	1,055,826	—
Industrials	510,512	1,097,128	—
Information technology	1,236,685	187,507	—
Materials	748,513	138,173	—
Telecommunication services	692,987	664,408	—
Utilities	941,996	529,551	—
Total common stocks	10,719,142	8,279,851	—
Convertible preferred stocks	—	148,654	—
Short-term investments	715,609	—	—
Totals by level	$11,434,751	$8,428,505	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$26,568	$—
Totals by level	$—	$26,568	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

30     Global Dividend Fund

	Statement of assets and liabilities 11/30/14
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $17,998,805)	$19,147,647
	Affiliated issuers (identified cost $715,609) (Note 6)	715,609
	Foreign currency (cost $50,300) (Note 1)	49,853
	Dividends, interest and other receivables	67,176
	Foreign tax reclaim	9,667
	Receivable for shares of the fund sold	12,016
	Receivable from Manager (Note 2)	6,930
	Unrealized appreciation on forward currency contracts (Note 1)	146,630
	Prepaid assets	12,057
	Total assets	20,167,585
	LIABILITIES
	Payable for shares of the fund repurchased	134,422
	Payable for custodian fees (Note 2)	10,273
	Payable for investor servicing fees (Note 2)	6,442
	Payable for Trustee compensation and expenses (Note 2)	10
	Payable for administrative services (Note 2)	52
	Payable for distribution fees (Note 2)	7,984
	Payable for auditing and tax fees	31,062
	Unrealized depreciation on forward currency contracts (Note 1)	120,062
	Other accrued expenses	14,331
	Total liabilities	324,638
	Net assets	$19,842,947

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$18,113,919
	Undistributed net investment income (Note 1)	46,133
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	509,425
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,173,470
	Total — Representing net assets applicable to capital shares outstanding	$19,842,947
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($14,014,925 divided by 1,187,182 shares)	$11.81
	Offering price per class A share (100/94.25 of $11.81)*	$12.53
	Net asset value and offering price per class B share ($320,715 divided by 27,300 shares)**	$11.75
	Net asset value and offering price per class C share ($2,224,103 divided by 189,615 shares)**	$11.73
	Net asset value and redemption price per class M share ($438,407 divided by 37,268 shares)	$11.76
	Offering price per class M share (100/96.50 of $11.76)*	$12.19
	Net asset value, offering price and redemption price per class Y share ($2,844,797 divided by 240,689 shares)	$11.82
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     31

Statement of operations Year ended 11/30/14
INVESTMENT INCOME
Dividends (net of foreign tax of $30,911)	$647,712
Interest (including interest income of $519 from investments in affiliated issuers) (Note 6)	519
Securities lending (Note 1)	38
Total investment income	648,269
EXPENSES
Compensation of Manager (Note 2)	110,415
Investor servicing fees (Note 2)	33,528
Custodian fees (Note 2)	25,581
Trustee compensation and expenses (Note 2)	702
Distribution fees (Note 2)	49,738
Administrative services (Note 2)	360
Amortization of offering costs (Note 1)	31,261
Reports to shareholders	23,459
Auditing and tax fees	39,833
Blue sky expense	54,297
Other	4,788
Fees waived and reimbursed by Manager (Note 2)	(147,438)
Total expenses	226,524
Expense reduction (Note 2)	(127)
Net expenses	226,397
Net investment income	421,872

Net realized gain on investments (Notes 1 and 3)	489,855
Net realized gain on swap contracts (Note 1)	28,449
Net realized loss on foreign currency transactions (Note 1)	(71,510)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	83,919
Net unrealized appreciation of investments during the year	440,910
Net gain on investments	971,623
Net increase in net assets resulting from operations	$1,393,495

The accompanying notes are an integral part of these financial statements.

32     Global Dividend Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 11/30/14	For the period 3/18/13 (commencement of operations) to 11/30/13
Operations:
Net investment income	$421,872	$151,907
Net realized gain (loss) on investments and foreign currency transactions	446,794	(16,877)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	524,829	648,641
Net increase in net assets resulting from operations	1,393,495	783,671
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(317,457)	(47,720)
Class B	(3,523)	(293)
Class C	(23,325)	(910)
Class M	(4,502)	(112)
Class Y	(47,643)	(2,653)
Increase from capital share transactions (Note 4)	8,704,798	4,409,121
Total increase in net assets	9,701,843	5,141,104
NET ASSETS
Beginning of year (Note 5)	10,141,104	5,000,000
End of year (including undistributed net investment income of $46,133 and $91,201, respectively)	$19,842,947	$10,141,104

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
November 30, 2014	$11.10	.31	.71	1.02	(.31)	(.31)	$11.81	9.28	$14,015	1.33	2.67	96
November 30, 2013†	10.00	.23	.94	1.17	(.07)	(.07)	11.10	11.70*	9,269	.99*	2.13*	7*
Class B
November 30, 2014	$11.07	.20	.72	.92	(.24)	(.24)	$11.75	8.38	$321	2.08	1.71	96
November 30, 2013†	10.00	.15	.97	1.12	(.05)	(.05)	11.07	11.19*	82	1.52*	1.37*	7*
Class C
November 30, 2014	$11.05	.22	.70	.92	(.24)	(.24)	$11.73	8.41	$2,224	2.08	1.85	96
November 30, 2013†	10.00	.13	.98	1.11	(.06)	(.06)	11.05	11.13*	221	1.52*	1.23*	7*
Class M
November 30, 2014	$11.08	.22	.73	.95	(.27)	(.27)	$11.76	8.64	$438	1.83	1.82	96
November 30, 2013†	10.00	.18	.95	1.13	(.05)	(.05)	11.08	11.34*	66	1.34*	1.70*	7*
Class Y
November 30, 2014	$11.11	.33	.72	1.05	(.34)	(.34)	$11.82	9.52	$2,845	1.08	2.76	96
November 30, 2013†	10.00	.21	.98	1.19	(.08)	(.08)	11.11	11.92*	503	.81*	1.96*	7*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2014	0.90%
November 30, 2013	1.77

The accompanying notes are an integral part of these financial statements.

34	Global Dividend Fund	Global Dividend Fund	35

Notes to financial statements 11/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through November 30, 2014.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of midsize and large companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

36     Global Dividend Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

Global Dividend Fund     37

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $69,039 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

38     Global Dividend Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from realized gains and losses on passive foreign investment companies, from income on swap contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $70,490 to decrease undistributed net investment income and $70,490 to increase accumulated net realized gain.

Global Dividend Fund     39

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,827,527
Unrealized depreciation	(741,056)
Net unrealized appreciation	1,086,471
Undistributed ordinary income	79,039
Undistributed long-term gain	148,847
Undistributed short-term gain	422,950
Cost for federal income tax purposes	$18,776,785

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $105,775 have been fully amortized on a straight-line basis over a twelve-month period as of March 18, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, commencing with the fund’s thirteenth whole calendar month of operation (April 2014), the applicable base fee has been increased or decreased each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its

40     Global Dividend Fund

benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.690% of the fund’s average net assets before a decrease of $2,335 (0.014% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $147,438 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$25,616
Class B	404
Class C	3,029
Class M	476
Class Y	4,003
Total	$33,528

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $127 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Global Dividend Fund     41

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$31,119
Class B	1,984
Class C	14,823
Class M	1,812
Total	$49,738

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,965 and $208 from the sale of class A and class M shares, respectively, and received no monies and $52 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$22,943,906	$14,376,059
U.S. government securities (Long-term)	—	—
Total	$22,943,906	$14,376,059

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	1,518,654	$17,852,436	361,857	$3,857,180
Shares issued in connection with reinvestment of distributions	19,358	227,063	4,390	47,064
	1,538,012	18,079,499	366,247	3,904,244
Shares repurchased	(1,185,634)	(14,181,675)	(27,443)	(287,774)
Net increase	352,378	$3,897,824	338,804	$3,616,470

42     Global Dividend Fund

	Year ended 11/30/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	29,409	$342,940	6,369	$66,596
Shares issued in connection with reinvestment of distributions	302	3,505	27	293
	29,711	346,445	6,396	66,889
Shares repurchased	(9,807)	(112,622)	—	—
Net increase	19,904	$233,823	6,396	$66,889

	Year ended 11/30/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	177,747	$2,021,244	19,001	$202,989
Shares issued in connection with reinvestment of distributions	2,000	23,325	85	910
	179,747	2,044,569	19,086	203,899
Shares repurchased	(10,131)	(116,818)	(87)	(915)
Net increase	169,616	$1,927,751	18,999	$202,984

	Year ended 11/30/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	45,355	$539,534	4,985	$54,153
Shares issued in connection with reinvestment of distributions	362	4,233	10	112
	45,717	543,767	4,995	54,265
Shares repurchased	(14,444)	(168,742)	—	—
Net increase	31,273	$375,025	4,995	$54,265

	Year ended 11/30/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	247,760	$2,880,485	45,670	$483,400
Shares issued in connection with reinvestment of distributions	4,050	47,609	247	2,645
	251,810	2,928,094	45,917	486,045
Shares repurchased	(56,394)	(657,719)	(1,644)	(17,532)
Net increase	195,416	$2,270,375	44,273	$468,513

At the close of the reporting period, Putnam Investments, LLC owned 1,005 class M shares of the fund (2.70% of class M shares outstanding), valued at $11,819.

Global Dividend Fund     43

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$4,960,000	496,000
Class B	10,000	1,000
Class C	10,000	1,000
Class M	10,000	1,000
Class Y	10,000	1,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$442,049	$14,454,953	$14,181,393	$519	$715,609

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$7,300,000
OTC total return swap contracts (notional)	$—*

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$146,630	Payables	$120,062
Total		$146,630		$120,062

44     Global Dividend Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$(72,195)	$—	$(72,195)
Equity contracts	—	28,449	$28,449
Total	$(72,195)	$28,449	$(43,746)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$86,038	$86,038
Total	$86,038	$86,038

Global Dividend Fund     45

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$17,954	$—	$6,900	$10,352	$38,796	$22,400	$—	$39,657	$6,466	$4,105	$146,630
Total Assets	$17,954	$—	$6,900	$10,352	$38,796	$22,400	$—	$39,657	$6,466	$4,105	$146,630
Liabilities:
Forward currency contracts#	$2,235	$13,067	$14,690	$24,455	$2,916	$—	$20,346	$18,049	$12,008	$12,296	$120,062
Total Liabilities	$2,235	$13,067	$14,690	$24,455	$2,916	$—	$20,346	$18,049	$12,008	$12,296	$120,062
Total Financial and Derivative Net Assets	$15,719	$(13,067)	$(7,790)	$(14,103)	$35,880	$22,400	$(20,346)	$21,608	$(5,542)	$(8,191)	$26,568
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$15,719	$(13,067)	$(7,790)	$(14,103)	$35,880	$22,400	$(20,346)	$21,608	$(5,542)	$(8,191)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46     Global Dividend Fund

Global Dividend Fund     47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $163,732 as a capital gain dividend with respect to the taxable year ended November 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 23.54% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 64.61%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

48     Global Dividend Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
733,987	—	15,601	81,596

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Global Dividend Fund     49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50     Global Dividend Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Dividend Fund     51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52     Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN121
291781 1/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2014	$33,507	$ —	$3,500	$ —
November 30, 2013*	$33,502	$ —	$3,500	$ —

*	: For the period March 18, 2013 (commencement of operations) to November 30, 2013

For the fiscal years ended November 30, 2014 and November 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,500 and $3,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2014	$ —	$ —	$ —	$ —

November 30, 2013*	$ —	$ —	$ —	$ —

*	: For the period March 18, 2013 (commencement of operations) to November 30, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015